HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-145655       HV-3739 – Group Variable Annuity Contracts [Rescission Product]

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Supplement dated February 15, 2012 to your Prospectus

1.  SUB-ADVISER CHANGE

HARTFORD TOTAL RETURN BOND HLS FUND – CLASS IA

The Board of Directors of Hartford Series Fund, Inc. approved a change of sub-adviser for the Hartford Total Return Bond HLS Fund (the “Fund”) from Hartford Investment Management Company to Wellington Management Company, LLP.  The change in the Fund’s sub-adviser is expected to occur on or about March 5, 2012.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND – CLASS IA

The Board of Directors of Hartford HLS Series Fund II, Inc. approved a change of sub-adviser for the Hartford U.S. Government Securities HLS Fund (the “Fund”) from Hartford Investment Management Company to Wellington Management Company, LLP.  The change in the Fund’s sub-adviser is expected to occur on or about March 5, 2012.

2.  FUND NAME CHANGE

DWS GROWTH & INCOME VIP FUND – CLASS A

Effective on or about May 1, 2012 the following name change is made to your Prospectus:

Old Name	New Name

DWS Growth & Income VIP Fund - Class A	DWS Core Equity VIP Fund - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.